COMDATA TRANSPORTATION SERVICES
                           STANDARD CUSTOMER AGREEMENT

                                                        ACCOUNT  #:

Company Name: Power2Ship, Inc.          MC #   467847
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Address:              903 Clint Moore Road
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City:                     Boca Raton     State: FL     Zip: 33487
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Billing Address (If different from above):  same
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Telephone #:       866 767-4995     Fax #: 561 998-7821
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Contact Name:    Michael Darden     Billing Attention to:
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E-mail Address:   mdarden@power2ship.com          FID#:
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This Agreement is made and entered into by and between COMDATA NETWORK, INC.,
d/b/a Comdata Corporation" ("COMDATA") and the above named Company ("CUSTOMER"), and sets forth the terms and conditions pursuant to which Comdata will provide an account to Customer as provided for herein.

1.   ACCOUNT AND SERVICES. (a) General. Comdata will provide Customer with an
                               -------
     account (the "Account") and Comdata cards ("Cards") and Comchek drafts, through the use of which Customer may access the credit, funds distribution, financial information and other services chosen by Customer on Schedule A, (the "Services"). Customer represents that it is either a
        ----------
     governmental, non-profit or commercial business enterprise and agrees that the Account is for business purposes only and will not be used for personal, family or household purposes. Further, the Account may be used only for valid and lawful purposes. Customer is responsible for notifying its employees, agents and other representatives to whom the Services are made available of the policies and procedures for use of the Services. All Cards issued to Customer shall remain the property of the issuer and must be returned upon request.

     (b) Express Cash Debit Service. Comdata offers a debit card service (the
         --------------------------
     "Debit Service") pursuant to which Customer may distribute funds to employees, drivers and/or other authorized personnel by loading such funds on PIN-activated Cards that access certain automated teller and point-of-sale debit networks (the "Networks"). The Cards accessing the Networks are issued by AmSouth Bank, a member of the Networks, or such other substitute Network member as designated by Comdata. In the event that Customer subscribes to and/or uses the Debit Service, Customer understands that it will be required to establish and maintain a demand deposit account at the Network member bank and agrees that (i) all such transactions through the Debit Service are subject to availability of funds according to respective account balance(s), the authorization and approval of each respective Card and transactions effected thereby, Customer's current credit relationship with Comdata and applicable laws, rules and regulations, including, without limitation, those of Networks and (ii) Comdata may modify the Debit Service and the transactions available in connection therewith based upon, among other things, changes in the foregoing. In addition to the transaction fees set forth in Schedule A
                                                                 -----------
     hereof relating to the Debit Service, Customer shall pay to Comdata the principal amount of any money withdrawn from ATMs or POS purchases. Such fees are exclusive of any additional fees which may be imposed by owners of ATMs, Networks or their respective agents.

2. CREDIT LIMIT. If approved, Comdata will establish a credit limit for the Account, which is subject to periodic review and adjustment by Comdata. Customer shall provide Comdata with such financial information as Comdata may reasonably require to review Customer's credit limit and authorizes Comdata to make any credit investigation Comdata deems necessary and appropriate. Customer shall not allow its unpaid Account balance, including fees and other charges on the Account, to exceed its credit limit. If Customer exceeds its credit limit, then Comdata may request immediate payment, request additional security, suspend the Account, and charge additional service fees.

3. SECURITY. If requested by Comdata from time to time, Customer shall provide Comdata with security for the performance when due of its obligations herein. Such security shall be in the amount and form as set forth in Schedule A, and the Account will not be available until such security is
     ----------
     accepted by Comdata in its sole discretion.

4. FEES AND PAYMENTS TERMS. Current fees for use of the Account and Services are set forth on Schedule A. Comdata shall have the right to change or add
                      ----------
     fees upon giving fifteen (15) days written notice thereof to Customer. If the total fees on Customer's Account equal less than $25.00 for any month, then Customer shall pay a minimum monthly account maintenance fee of $25.00 for such month. Customer shall make payment to Comdata of the full amount of all transactions on its Account plus the applicable fees in accordance with the payment terms on Schedule A. Any payments made by check shall not be deemed to have been made until such check is honored upon presentation for payment at Customer's bank. Customer shall pay a late charge in an amount equal to the lesser of 1.5% per month or portion thereof, or the maximum amount allowed by law on any outstanding balance not paid when due under this Agreement. In addition, each time Customer's check or other payment method is dishonored when presented for payment at Customer's bank, Customer shall pay to Comdata a service charge of $20.00 or the maximum amount allowed by law, whichever is less. Customer must notify Comdata of any disputed item on Customer's statement within sixty (60) days from the statement date or it will be deemed undisputed and accepted by Customer. In the event that Comdata engages the services of a collection agency or an attorney to preserve, protect, enforce or defend its rights under this Agreement, Customer agrees to pay all such costs, expenses and fees of such agency or attorney, including, without limitation, court costs and out-of-pocket expenses.

5. TERM. This Agreement will remain in effect for a term of two years commencing on the date this Agreement is approved by Comdata.

6. ANTICIPATED VOLUME COMMITMENT. During each calendar month of the term of this Agreement, Customer agrees to use the Account for not less than ninety (90%) percent of its transactions which may be effected by the Account (e.g., fuel and cash advance transactions). Customer and Comdata agree that the aggregate number of monthly transactions is set forth on Schedule A,
                                                                  ----------
     and ninety percent (90%) of that number of transactions shall be defined as the "Minimum Monthly Volume". If during any month the aggregate number of transactions effected by the Customer is less than the Minimum Monthly Volume, then Customer shall pay to Comdata an amount equal to the difference obtained by subtracting the actual number of transactions in any given month from the Minimum Monthly Volume and multiplying such number by the applicable Comdata Card Funded Fuel Level C rate for Fuel and Cash transactions, Express Comchek rate for Express Comchek transactions and the Comdata Express Cash Load Fee rate for Comdata Express Cash Loads as set forth on Schedule A. If Customer terminates this Agreement at any time
              ----------
     during the initial or a renewal term hereof or Comdata terminates this Agreement at any time upon the occurrence of an event of default, then Customer shall nevertheless remain obligated to pay the Minimum Monthly Volume fees calculated in accordance with this Section for the number of months remaining in the then-existing term after the effective date of the termination. This Section shall not apply if Customer can satisfactorily prove to a Comdata representative that its current Comdata volume is greater than 90% of its total transactions.

7. DEFAULT AND REMEDIES. In the event of Customer's default under this Agreement, including, without limitation, failure to comply with the credit limit and payment terms provisions hereof, Comdata shall have the right to immediately suspend the Account until such breach is cured. In the event any such breach or default is not cured within a reasonable period of time, then Comdata may thereafter terminate this Agreement. Customer's obligation to pay for all outstanding amounts on the Account incurred before the effective date of termination shall survive termination.

8. RESPONSIBILITY FOR CARDS, CODES AND SECURITY INFORMATION. Customer agrees to accept full responsibility for all purchases and transactions made as a result of the use of Cards, Codes, Comcheks , passwords or other security codes and procedures. Customer shall notify Comdata immediately by telephone of any loss, theft, unauthorized use or fraudulent use of Cards, codes, passwords or other security codes or procedures and shall be fully responsible for the unauthorized or fraudulent use thereof until such time as Comdata has received such notification from Customer provided that each fraud or misuse is not attributed to Comdata.

9. EQUIPMENT. Comdata may provide Customer with equipment to establish a communications link with Comdata for the fee set forth on Schedule A. Such
                                                               ----------
     equipment shall be utilized only for the purpose of accessing services provided by or through Comdata and for no other purpose, and Customer shall not alter or modify such equipment without the written consent of Comdata. Customer shall be responsible for any damage to the equipment while in its possession. The equipment shall at all times remain the property of Comdata, and, in the event of the termination of this Agreement, shall be returned by Customer to Comdata in the same condition in which it was received by Customer, ordinary wear and tear excepted.

10. LIMITATION OF LIABILITY. Comdata shall not be liable to Customer for any loss or damages sustained by Customer as a result of delay in servicing a transaction request, delay resulting from equipment failure or transmission failure, act of God or any other cause not within the reasonable control of Comdata. IN NO EVENT SHALL COMDATA BE RESPONSIBLE FOR CONSEQUENTIAL, SPECIAL, INCIDENTAL OR PUNITIVE DAMAGES, REGARDLESS OF WHETHER COMDATA WAS MADE AWARE OF THE POSSIBILITY OF SUCH DAMAGES. COMDATA MAKES NO REPRESENTATIONS OR WARRANTIES, WHETHER EXPRESS OR IMPLIED, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

11. CONFIDENTIALITY. Comdata and Customer agree and covenant to each other that they shall not, during the performance of this Agreement or at any time after the termination or expiration hereof, use or disclose to any third party other than during the proper performance of their duties hereunder, the terms, rates and conditions of this Agreement, the confidential and proprietary information of the other party hereto, including, but not limited to technical information, such as file record layouts, or any of the procedures, practices or confidential dealings of the other party hereto. The provisions of this Section shall not apply to disclosures required by law. Customer acknowledges and agrees that all transaction information, including, without limitation, Comdata card numbers, Customer's rates and fees and data gathered at the point-of-sale by Comdata, whether electronically or by voice, is property of Comdata. Customer shall be entitled to use this information only for its internal business purposes and shall not divulge the same to any other person, firm or corporation without the written consent of Comdata.

12. LIABILITY OF ACTS OF CUSTOMERS, EMPLOYEES AND AGENTS. Customer agrees to hold Comdata harmless from any and all liability resulting from the acts of any employees or agents of Customer, which acts shall include but are not limited to negligent acts and willful misconduct of such persons. For purposes hereof, any person who is given authorization by Customer to use Cards, Express Checks, codes, passwords or other security codes or procedures shall be deemed an agent of Customer.

13. RIGHT OF SETOFF. Comdata shall have the right to setoff and apply any amounts owing by Comdata to Customer against any amounts owing from Customer to Comdata pursuant to this Agreement.

14. QUALITY ASSURANCE. For quality assurance purposes, Comdata may record calls with Comdata's customer service representatives.

15. NOTICES. All written notices required to be given by this Agreement shall be deemed to be duly given if delivered personally or sent by U.S. mail, facsimile or overnight courier to Comdata, 5301 Maryland Way, Brentwood, TN 37027, or to Customer at the address listed on the front of this Agreement.

16. MISCELLANEOUS. This Agreement shall be governed by the laws of the State of Tennessee without regard to the choice of law rules of such state. Any action to enforce or interpret this Agreement shall be brought in the appropriate judicial forum located in Nashville, Davidson County, Tennessee, and Customer does hereby consent to such jurisdiction and waives any objections thereto. No waiver by either party of any breach of any provision of this Agreement to be performed by the other party shall be construed as a waiver of any succeeding breach of the same or any other provision of this Agreement. This Agreement, together with Schedule A constitutes the entire agreement of the parties relating to this subject matter and except as expressly set forth herein may only be modified by a writing signed by both parties. This Agreement may not be assigned, in whole or in part, by Customer without the prior written consent of Comdata. Customer shall return the originally executed copy of this Agreement to Comdata as soon as possible. Notwithstanding the foregoing, Customer acknowledges and agrees that electronic records and signatures and facsimile copies of signatures shall have the full legal effect of a writing.

17. TERM COMMITMENT INCENTIVE. Comdata agrees to credit to Customer all Customer transaction fees charged for all Comdata Card Funded Fuel, Comdata Funded Fuel with Cash, Comdata Non Funded Fuel (Data Capture), and Comdata Card Terminal Fuel Data Capture Transactions, for a period of twelve months, commencing as of the first month in which Customer begins use of these Services. Should Customer cease using these Services during the term of this Agreement, the provisions of this Section shall no longer apply, and the Customer will be bound by the other provisions of this Agreement.

ACCEPTED  AND  AGREED:

CUSTOMER

By:     s/s  Michael  J.  Darden
        ------------------------
        Signature

        Michael  J.  Darden
        --------------------
        Please  Type  Or  Print  Name

Title:  President
        ---------
Date:   10-03-03
        --------


APPROVED  BY  COMDATA:

By:     s/s  Scott  J.  Bryers
        ----------------------

        Scott  J.  Bryers
        -----------------
        Please  Type  Or  Print  Name

Title:  Vice  President  Nat'l  Accts
        -------------------------------
Date:   10-3-03
        -------

                         COMDATA TRANSPORTATION SERVICES
                           STANDARD CUSTOMER AGREEMENT
                                   SCHEDULE A

                         CUSTOMER:  POWER2SHIP,  INC.     ACCOUNT  #:
                                    -----------------
This Schedule A set forth certain term and conditions to the Comdata Transportation and Services Standard Customer Agreement by and between Comdata Network, Inc. d/b/a Comdata Corporation ("Comdata") and the Customer named above.



ACCOUNT AND SERVICE FEES                                                     PAYMENT TERMS:
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Customer shall pay to Comdata a
fee per transaction to be charged                              All payments shall be for all transactions through
daily, to be calculated as follows:                            the previous day.
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TRANSACTION TYPE                               FEE PER TRANSACTION             METHOD OF PAYMENT
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
Comdata Card Funded Level A (Directory)        $0.25 With Cash $0.25              Wire     Customer Initiated ACH
                                                                              ----     ----
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Comdata Card Funded Level B (Directory)        $0.50 With Cash $0.50              Comdata Initiated ACH    EFT
                                                                              ----                     ----
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Comdata Card Funded Level D (Directory)        $1.25 With Cash $1.25           X  Prepaid Wire Transfer (Comcash)
                                                                              ----
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Comdata Card Funded Cash Only                  $1.25                              Other
                                                                              ----      ----
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Comdata Card Non Funded Fuel (Data Capture)    $0.45
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Comdata Card Terminal Fuel Data Capture        $0.45                          Frequency of Payment
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Comdata Credit Card                            $N/A                           Cash Card / Express Comchek
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Comdata Card ATM Access (Limit Based)  US      $1.25 International $1.25          Daily
                                                                              ----
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                         Balance Inquiry       $1.00 Decline       $1.00          Times Weekly (M T W TH F S)
                                                                              ----
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Comdata Express Cash:                                                          X
                                                                              ----
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  Load Fee (one Fee draft &/or direct deposit) $1.50
  Manual Direct Deposit Fee                    $1.00 (after 1st transaction)  Credit Card
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  Automatic Direct Deposit Fee                 $0.50                              Daily
                                                                              ----
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  ATM Access Fee (US) / (International)        $1.25 / $2.25                      Semi-Monthly (15th, End of Month)
                                                                              ----
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  ATM Balance Inquiry / Decline Fee            $1.00 / $1.00                      Monthly (End of Month)
                                                                              ----
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  POS Debit / Decline                          $0.50 / $0.50
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Express Comcheck (Per $1,000 increments)       $1.25                          SECURITY
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MINIMUM MONTHLY TRANSACTIONS                                                  Customer shall provide Comdata with
                                                                              the Security checked below to secure
                                                                              the performance of its obligations.
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  Comdata Card Fuel and Cash Transactions      N/A per month                  TYPE                 AMOUNT
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  Comdata Express Cash Loads                   N/A per month                      Letter of Credit $
                                                                              ----                  ------
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  Express Comchek Transactions                 N/A per month                      Bond             $
                                                                              ----                  ------
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Comdata Answer Plus (provided by Comdata
Telecommunications Services, Inc.                                                 Deposit          $
                                                                              ----                  ------
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  Long Distance Service (per minute)           0.13 Surcharge/Call $0.26          Other            $Comcash
                                                                              ----                  ------
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  Information Services (i.e. News, Weather)    N/A
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  A per call fee of $.26 applies to all calls
   originating from payphones
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Customer Service Fee (per call)                1.50 (after 90 days)           CREDIT LIMIT
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Comcheck Services Payphone Fee: Each time
a call is made from a payphone to Comchek
Services number (1-800-741-6060) a $.26
fee will be deducted from the Card                                            Comdata provided credit limit based
balance.                                                                      on the following:
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Monthly Fee for Faxed or Mailed Invoices       $10.00                             Credit Application  $
                                                                              ----                     ------
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Equipment Fees:                                                                   D & B Rating        $
                                                                              ----                     ------
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Stripe Reader (per unit)                       $N/A  # of units N/A               Financials          $
                                                                              ----                     ------
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Stripe Reader  with Printer (per unit)         $N/A  # of units N/A               Corporate Guarantee $
                                                                              ----                     ------
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  [ ] Fuel Management Monthly Fee (choose one):                                   Personal Guarantee  $
                                                                              ----                     ------
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  [ ] 50% of Savings [ ] Flat Monthly fee of $                                TOTAL CUSTOMER CREDIT LIMIT IS:
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One time set-up fee of $50.00, which is
payable as follows(choose one):    N/A                                        Amount:   $0
                                                                                        ---
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  [ ] Enclosed  [ ] Bill to Account
  [ ] Deduct from Opening Balance                                                      ($0 if Comcash Account)
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

Signature of Authorized Customer Representative:

s/s  Michael  J.  Darden                         Date:  10-3-03
--------------------------


Printed  Name  and  Title:

Michael  J.  Darden   President
-----------------------------------


Accepted  by  Comdata:

s/s  Scott  J.  Bryers                           Date:  10-3-03
-----------------------


Printed  Name  and  Title:

Scott  J.  Bryers  -  Vice  President
------------------------------------